Offerings - Offering: 1	Mar. 11, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 3,700,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 510.97
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 139,072 Shares (approximately 10.0% of the net assets of the Fund as of February 27, 2026) based on a net asset value per Share as of close of business on February 27, 2026 of $25.99.